SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)	Aprl 18, 2006

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On April 18, 2006, the Registrant issued a press release announcing that it is pursuing the issuance of $125,000,000 of Senior Subordinated Notes through a private placement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release dated April 18, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer
Date:	April 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 18, 2006